CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, Michael Beattie, the Principal Executive Officer of the Wilshire Private Assets Master Fund (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended March 31, 2024, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 7, 2024

/s/ Michael Beattie
Michael Beattie
                                                                       Principal Executive Officer

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, Andrew Metzger, the Principal Financial Officer of the Wilshire Private Assets Master Fund (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended March 31, 2024, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 7, 2024

/s/ Andrew Metzger
Andrew Metzger
                                                                        Principal Financial Officer